SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Item 9. Regulation FD Disclosure

PPL Corporation announced on August 19, 2004 that Paul Farr will become its Vice President and Controller, effective August 23, 2004. Paul Farr also will become the Vice President and Controller of PPL Electric Utilities Corporation and PPL Energy Supply, LLC, effective August 23, 2004. PPL Corporation also announced that, effective on the same date, Roger L. Petersen will become President of PPL Development Corporation, a newly formed subsidiary that will have responsibility for all of PPL's acquisition and divestiture activities, and Rick L. Klingensmith will become President of PPL Global, LLC, which now will focus solely on the operation of PPL's international electricity delivery systems.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1 -	Press Release, dated August 19, 2004, announcing management changes.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ John R. Biggar John R. Biggar Executive Vice President and Chief Financial Officer
PPL ENERGY SUPPLY, LLC
By:	/s/ Russell R. Clelland Russell R. Clelland Assistant Treasurer
PPL ELECTRIC UTILITIES CORPORATION
By:	/s/ Russell R. Clelland Russell R. Clelland Assistant Treasurer

Dated:August 19, 2004

Exhibit 99.1

Exhibit 99.2